As filed with the Securities and Exchange Commission on May 12, 2009
Registration No. 333-158270
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Amendment No. 2 to
FORM S-1
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	4899	56-2408571
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

4400 Carillon Point
Kirkland, Washington 98033
(425) 216-7600
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Broady R. Hodder
Senior Vice President and General Counsel
Clearwire Corporation
4400 Carillon Point
Kirkland, Washington 98033
(425) 216-7600
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:
Joshua N. Korff
Kirkland & Ellis LLP
Citigroup Center
153 East 53rd Street
New York, New York 10022-4611
(212) 446-4800

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☑	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

		Proposed Maximum
Title of Each Class	Amount	Aggregate	Amount of
of Securities to be Registered	to be Registered(1)	Offering Price(2)(3)	Registration Fee
Class A common stock, par value $0.0001	15,147,273	$65,967,358.49	$3,680.98(4)

(1)	Represents shares of Class A common stock issuable upon the exercise of warrants held by the selling stockholders. The exercise price of the warrants registered pursuant to this Registration Statement is $15.00.

(2)	All 15,147,273 shares of Class A common stock issuable on exercise of warrants registered pursuant to this Registration Statement are to be offered by the selling stockholders. Pursuant to Rule 416 under the Securities Act, this Registration Statement also covers such number of additional shares of Class A Common Stock to prevent dilution resulting from stock splits, stock dividends and similar transactions pursuant to the terms of the warrants referenced above.

(3)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) on the basis of the average of the high and low prices per share of our Class A common stock, as reported on the NASDAQ Global Select Market, on March 25, 2009 ($4.355).

(4)	Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-158270) is being filed solely for the purposes of refiling Exhibit 10.42, which includes changes to the redactions in such exhibit, as compared to the version previously filed, made in response to comments received from the staff of the Securities and Exchange Commission. No changes are being made to any provision of Part I of the Registration Statement, and therefore Part I of the Registration Statement has been omitted from this filing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other Expenses of Issuance and Distribution.

The following table shows the costs and expenses payable in connection with the sale and distribution of the securities being registered. All amounts except the SEC registration fee are estimated.

Amount
(In thousands)

SEC registration fee	$3,680.98
Accounting fees and expenses	160,000.00
Legal fees and expenses	185,000.00
Printing fees and expenses	50,000.00

Total	$398,680.98

Item 14.	Indemnification of Directors and Officers.

We have agreed to indemnify our officers and directors pursuant to the terms of the Clearwire Charter, which provides for indemnification of our directors and executive officers who have not otherwise entered into an indemnification agreement with us. The Clearwire Charter allows us to indemnify our officers and directors to the fullest extent permitted by the DGCL or other applicable law. It also contains provisions that provide for the indemnification of directors of Clearwire for third party actions and actions by or in the right of Clearwire that mirror Section 145 of the DGCL.

In addition, the Clearwire Charter states that we shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of Clearwire, or is or was serving at the request of Clearwire as a director, officer, employee, partner, trustee, manager, employee or agent of another corporation, partnership, joint venture, trust, limited liability company, nonprofit entity or other enterprise, including service with respect to an employee benefit plan, against any liability asserted against such person or reasonably incurred by such person (or their heirs, executors or administrators), in any such capacity, or arising out of such person’s status as such, and related expenses, whether or not we would have the power to indemnify such person against such liability under the DGCL. We, however, shall not be required to indemnify, nor pay expenses incurred to, any such person, in connection with any proceeding initiated by such person, unless the commencement of the proceeding by such person was authorized by our board of directors. If a claim for indemnification or advancement of expenses is not paid in full by us within thirty (30) calendar days after a written claim by any such person has been received by us, such person may bring suit against us to recover the unpaid amount of the claims, and, if successful in whole or in part, the expenses of prosecuting the claim.

Any person serving as a director, officer, employee or agent of Clearwire Communications or another corporation, partnership, limited liability company, joint venture or other enterprise, at least 50% of whose equity interests are owned directly or indirectly by Clearwire will be conclusively presumed to be serving in such capacity at the request of Clearwire.

We have and intend to maintain director and officer liability insurance, if available on reasonable terms. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us under the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

We are organized under the laws of the State of Delaware. Section 145 of the DGCL, provides that a corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of such corporation, and, with respect to any criminal actions and proceedings, had no reasonable cause to believe that his conduct was unlawful. A Delaware corporation may indemnify any person, including an officer or director, who was or is, or is threatened to be made, a party to any threatened, pending or contemplated action or suit by or in the right of such corporation, under the same conditions, except that such indemnification is limited to expenses (including attorneys’ fees) actually and reasonably incurred by such person, and except that no indemnification is permitted without judicial approval if such person is adjudged to be liable to such corporation. Where an officer or director of a corporation is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to above, or any claim, issue or matter therein, the corporation must indemnify that person against the expenses (including attorneys’ fees) which such officer or director actually and reasonably incurred in connection therewith.

In addition, on December 4, 2008, we entered into the Indemnification Agreement with each of our directors and executive officers. Under the Indemnification Agreement, we have agreed to indemnify each director and executive officer against liability arising out of the individual’s performance of his or her duties to Clearwire. The Indemnification Agreement provides indemnification in addition to the indemnification provided by the Clearwire Charter, the Clearwire Bylaws and applicable law. Among other things, the Indemnification Agreement indemnifies each director and executive officer for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by the director or executive officer from any claims relating to any event or occurrence arising out of or in connection with the director’s or executive officer’s service to us or to any other entity to which the director or executive officer provides services at our request. Further, we have agreed to advance expenses the director or executive officer may spend as a result of any proceeding against the director or executive officer as to which such individual could be indemnified. Notwithstanding the other provisions of the Indemnification Agreement, we are not obligated to indemnify the director or executive officer: (i) for claims initiated by the director or executive officer, (ii) for claims relating to payment of profits in violation of Section 16(b) of the Exchange Act, (iii) if a final court decision determines that such indemnification is not lawful, and (iv) if the director or executive officer did not act in good faith or the best interest of Clearwire, engaged in unlawful conduct, or is adjudged to be liable to Clearwire.

Item 15.	Recent Sales of Unregistered Securities.

The following sets forth the information regarding unregistered securities sold by the registrant during the past three years.

In November 2008, in connection with the Closing, subject to the post-closing adjustment, the registrant sold 135,000,000 shares of Class B Common Stock to the Investors, other than Google, as accredited investors, at an offering price of $20.00 per share for cash consideration of $2.7 billion. The registrant also sold 25,000,000 shares of Class A Common Stock to Google, an accredited investor, at an offering price of $20.00 per share for cash consideration of $500 million. Both November 2008 issuances were subject to the post-closing adjustment. The registrant also sold 370,000,000 shares of Class B Common Stock to Sprint, as an accredited investor, at an offering price of $0.0001 per share for cash consideration of $37,000. The sales of such shares were effected without registration under the Securities Act in reliance on the exemption from registration provided under Rule 506 of Regulation D promulgated under the Securities Act, and under Section 4(2) of the Securities Act.

In February 2009, in connection with the post-closing adjustment, the registrant issued 23,823,529 shares of Class B Common Stock and an equivalent number of additional Clearwire Communications Class B Common Interests to the Investors, other than Google, as accredited investors, to reflect the $17.00 final price per share. The registrant also issued 4,411,765 shares of Class A Common Stock to Google, an accredited investor, to reflect the $17.00 final price per share. Additionally, pursuant to a Subscription Agreement by and between the Company and CW Investments, the Company sold 588,235 shares of Class A Common Stock to CW Investments, an accredited investor, at an offering price of $17.00 per share, for cash consideration of $10 million. Each of the sales of such shares were effected without registration under the Securities Act in reliance on the exemption from registration provided under Rule 506 of Regulation D promulgated under the Securities Act, and under Section 4(2) of the Securities Act.

Item 16.	Exhibits and Financial Statement Schedules.

(a) The following Exhibits are filed as part of this registration statement unless otherwise indicated:

2.1		Transaction Agreement and Plan of Merger dated May 7, 2008, among Clearwire Corporation, Sprint Nextel Corporation, Comcast Corporation, Time Warner Cable Inc., Bright House Networks, LLC, Google Inc. and Intel Corporation (Incorporated herein by reference to Exhibit 2.1 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
2.2		Amendment No. 1 to the Transaction Agreement and Plan of Merger, dated November 21, 2008, as amended, among Clearwire Corporation, Sprint Nextel Corporation, Intel Corporation, Google Inc., Comcast Corporation, Time Warner Cable Inc. and Bright House Networks, LLC (Incorporated herein by reference to Exhibit 2.1 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
3.1		Restated Certificate of Incorporation of Clearwire Corporation (Incorporated herein by reference to Exhibit 3.1 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
3.2		Bylaws of Clearwire Corporation, effective as of November 28, 2008 (Incorporated herein by reference to Exhibit 3.2 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
4.1		Equityholders’ Agreement, dated November 28, 2008, among Clearwire Corporation, Sprint HoldCo, LLC, Eagle River Holdings, LLC, Intel Capital Wireless Investment Corporation 2009A, Intel Capital Wireless Investment Corporation 2008B, Intel Capital Wireless Investment Corporation 2008C, Intel Capital Corporation, Intel Capital (Cayman) Corporation, Middlefield Ventures, Inc., Comcast Wireless Investment I, Inc., Comcast Wireless Investment II, Inc., Comcast Wireless Investment III, Inc., Comcast Wireless Investment IV, Inc., Comcast Wireless Investment V, Inc., Google Inc., TWC Wireless Holdings I LLC, TWC Wireless Holdings II LLC, TWC Wireless Holdings III LLC, BHN Spectrum Investments, LLC (Incorporated herein by reference to Exhibit 4.1 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
4.2		Stock certificate for Clearwire Corporation Class A Common Stock (Incorporated herein by reference to Exhibit 4.2 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
4.3		Registration Rights Agreement dated August 5, 2005, among Clearwire Corporation and certain buyers of the Senior Secured Notes (Incorporated herein by reference to Exhibit 4.5 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.4		Form of Warrant (Incorporated herein by reference to Exhibit 4.4 to Clearwire Corporation’s Registration Statement on Form S-1 originally filed March 27, 2009).
4.5		Registration Rights Agreement, dated November 28, 2008, among Clearwire Corporation, Sprint Nextel Corporation, Eagle River Holdings, LLC, Intel Corporation, Comcast Corporation, Google Inc., Time Warner Cable Inc. and BHN Spectrum Investments LLC (Incorporated herein by reference to Exhibit 4.2 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
5.1		Legal Opinion of Kirkland & Ellis LLP (Incorporated herein by reference to Exhibit 5.1 to Clearwire Corporation’s Registration Statement on Form S-1 originally filed March 27, 2009).
9.1		Voting Agreement dated May 7, 2008, among Sprint Nextel Corporation, Comcast Corporation, Time Warner Cable Inc., Bright House Networks, LLC, Google Inc., Intel Corporation and Eagle River Holdings, LLC (Incorporated herein by reference to Exhibit 9.1 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
9.2		Voting Agreement dated May 7, 2008, among Sprint Nextel Corporation, Comcast Corporation, Time Warner Cable Inc., Bright House Networks, LLC, Google Inc., Intel Corporation, Intel Capital Corporation and Intel Capital (Cayman) Corporation (Incorporated herein by reference to Exhibit 9.2 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10	.1*	Indemnification Agreement dated November 13, 2003, among Flux Fixed Wireless, LLC and Flux United States Corporation (Incorporated herein by reference to Exhibit 10.2 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.2		Form of Indemnification Agreement (Incorporated herein by reference to Exhibit 10.3 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).

10.3	Letter Agreement dated April 26, 2004, between Clearwire Corporation and Nicoles Kauser (Incorporated herein by reference to Exhibit 10.5 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.4	Letter Agreement dated April 27, 2004, between Clearwire Corporation and R. Gerard Salemme (Incorporated herein by reference to Exhibit 10.6 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.5	Employment Agreement dated June 28, 2004, between Clearwire Corporation and Perry Satterlee (Incorporated herein by reference to Exhibit 10.7 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.6	Letter Agreement dated March 2, 2005, between Clearwire Corporation and John Butler (Incorporated herein by reference to Exhibit 10.8 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.7	Clearwire Corporation 2003 Stock Option Plan, as amended November 26, 2008 (Incorporated herein by reference to Exhibit 4.1 to Clearwire Corporation’s Registration Statement on Form S-8 filed December 2, 2008).
10.8	Amended and Restated Limited Liability Company Agreement dated July 12, 2006, between Clearwire US LLC and Shichinin LLC (Incorporated herein by reference to Exhibit 10.48 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.9	Clearwire Corporation 2007 Annual Performance Bonus Plan (Incorporated herein by reference to Exhibit 10.54 of Amendment No. 2 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 30, 2007).
10.10	Wireless Broadband System Services Agreement dated August 29, 2006, between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.55 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.11	Wireless Broadband System Infrastructure Agreement dated August 29, 2006, between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.56 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.12	Wireless Broadband CPE Supply Agreement dated August 29, 2006, between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.57 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.13	Clearwire Corporation 2007 Stock Compensation Plan (Incorporated herein by reference to Exhibit 10.70 of Amendment No. 2 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 30, 2007).
10.14	Stock and Asset Purchase Agreement by and among BellSouth Corporation, Clearwire Spectrum Holdings II LLC, Clearwire Corporation and AT&T Inc. dated as of February 15, 2007 Plan (Incorporated herein by reference to Exhibit 10.71 of Amendment No. 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).
10.15	Credit Agreement dated as of July 3, 2007, among Clearwire Corporation, the several lenders from time to time parties thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets, Inc., as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Syndication Agent and Morgan Stanley Senior Funding, Inc., as Administrative Agent (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed July 5, 2007).
10.16	Incremental Facility Amendment dated November 2, 2007, among Clearwire Corporation, Morgan Stanley Senior Funding, Inc., as administrative agent, Wachovia Bank N.A., as a Tranche C Term Lender, and Morgan Stanley Senior Funding, Inc. and Wachovia Capital Markets, LLC, as lead arrangers (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed November 2, 2007).
10.17	Sprint Incremental Term Loan Amendment dated December 1, 2008, by and among Clearwire Legacy LLC (formerly known as Clearwire Sub LLC), Clearwire XOHM LLC (formerly known as Sprint Sub, LLC), Clearwire Communications LLC, Morgan Stanley Senior Funding, Inc., as administrative agent and Sprint Nextel Corporation (Incorporated herein by reference to Exhibit 10.2 to Clearwire Corporation’s Form 8-K filed December 1, 2008).

10.18		Amended and Restated Credit Agreement dated November 21, 2008, by and among Clearwire Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. as co-documentation agents, JP Morgan Chase Bank, N.A. as syndication agent, Morgan Stanley & Co., Inc. as collateral agent, Morgan Stanley Senior Funding, Inc. as administrative agent and the other lenders party thereto (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed November 24, 2008).
10.19		Form of Stock Option Agreement (Incorporated herein by reference to Exhibit 10.19 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10.20		Form of Restricted Stock Unit Award Agreement (Incorporated herein by reference to Exhibit 10.20 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10.21		Clearwire Corporation Change in Control Severance Plan, as amended (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 10-Q filed May 12, 2008 and Exhibit 10.1 to Clearwire Corporation’s Form 10-Q filed August 8, 2008).
10.22		Amended and Restated Operating Agreement of Clearwire Communications LLC dated November 28, 2008 (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
10.23		Subscription Agreement dated May 7, 2008, between CW Investment Holdings, LLC and Clearwire Corporation (Incorporated herein by reference to Exhibit 10.56 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10	.24**	Intellectual Property Agreement dated November 28, 2008, between Sprint Nextel Corporation and Clearwire Communications LLC (Incorporated herein by reference to Exhibit 10.24 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.25**	MVNO Support Agreement dated May 7, 2008, among Sprint Spectrum L.P. d/b/a Sprint, Comcast MVNO II, LLC, TWC Wireless, LLC and BHN Spectrum Investments, LLC (Incorporated herein by reference to Exhibit 10.58 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10	.26**	4G MVNO Agreement dated November 28, 2008, among Clearwire Communications LLC, Comcast MVNO II, LLC, TWC Wireless, LLC, BHN Spectrum Investments, LLC and Sprint Spectrum L.P. d/b/a Sprint (Incorporated herein by reference to Exhibit 10.26 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.27**	Market Development Agreement dated November 28, 2008, between Clearwire Communications LLC and Intel Corporation (Incorporated herein by reference to Exhibit 10.27 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.28**	Google Products and Services Agreement dated November 28, 2008, between Google Inc. and Clearwire Communications LLC (Incorporated herein by reference to Exhibit 10.28 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.29**	Spectrum Agreement dated November 28, 2008, between Google Inc. and Clearwire Communications LLC (Incorporated herein by reference to Exhibit 10.29 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.30**	Master Site Agreement dated November 28, 2008, between Clearwire Communications LLC and Sprint Spectrum LP (Incorporated herein by reference to Exhibit 10.30 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.31**	Master Agreement for Network Services dated November 28, 2008, between Clearwire Communications LLC and Sprint Solutions, Inc. (Incorporated herein by reference to Exhibit 10.31 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.32**	Authorized Sales Representative Agreement dated November 28, 2008, between Clearwire Communications LLC and Sprint Solutions, Inc. (Incorporated herein by reference to Exhibit 10.32 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.33**	National Retailer Agreement dated November 28, 2008, between Sprint Solutions, Inc. and Clearwire Communications LLC (Incorporated herein by reference to Exhibit 10.33 to Clearwire Corporation’s Form 10-K filed March 26, 2009).

10	.34**	IT Master Services Agreement dated November 28, 2008, between Clearwire Communications LLC and Sprint Solutions, Inc. (Incorporated herein by reference to Exhibit 10.34 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10.35		Form of Clearwire Employee Confidentiality and Intellectual Property Agreement (Incorporated herein by reference to Exhibit 10.69 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10.36		Clearwire Corporation 2008 Stock Compensation Plan (Incorporated herein by reference to Exhibit 10.68 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10.37		Clearwire Corporation 2007 Stock Compensation Plan, as amended November 26, 2008 (Incorporated herein by reference to Exhibit 4.2 to Clearwire Corporation’s Registration Statement on Form S-8 filed December 2, 2008).
10.38		Form of Indemnification Agreement (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed December 8, 2008).
10.39		Offer Letter Agreement dated January 21, 2009 between Clearwire Corporation and David J. Sach (Incorporated herein by reference to Exhibit 10.39 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10.40		Offer Letter Agreement dated March 9, 2009 between Clearwire Corporation and Benjamin G. Wolff (Incorporated herein by reference to Exhibit 10.40 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10.41		Offer Letter Agreement dated March 9, 209 between Clearwire Corporation and William T. Morrow (Incorporated herein by reference to Exhibit 10.41 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.42†***	Customer Care and Billing Services Agreement dated March 31, 2009, between Clearwire US LLC and Amdocs Software Systems Limited.
21.1		List of subsidiaries (Incorporated herein by reference to Exhibit 21.1 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
23.1		Consent of Deloitte & Touche LLP (Incorporated herein by reference to Exhibit 23.1 to Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed May 1, 2009).
23.2		Consent of KPMG LLP (Incorporated herein by reference to Exhibit 23.2 to Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed May 1, 2009).
23.3		Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1) (Incorporated herein by reference to Exhibit 23.3 to Clearwire Corporation’s Registration Statement on Form S-1 originally filed March 27, 2009).
99.1		Power of Attorney (Incorporated herein by reference to Exhibit 99.1 to Clearwire Corporation’s Registration Statement on Form S-1 originally filed March 27, 2009).
99.2		2007 Clearwire Corporation financial statements and footnotes (Incorporated herein by reference to Exhibit 99.1 to Clearwire Corporation’s Form 10-K filed March 26, 2009).

†	Filed herewith.

*	Flux United States Corporation changed its name to Clearwire Corporation effective February 24, 2004, and as a result all references to Flux United States Corporation in this index are now to Clearwire Corporation.

**	The Securities and Exchange Commission has granted confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been granted has been filed separately with the Securities and Exchange Commission.

***	Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.

(b) Financial Statement Schedules.

Schedules have been omitted because the information set forth therein is not material, not applicable or is included in the financial statements or related notes of the prospectus which forms a part of this registration statement.

Item 17.	Undertakings.

a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

d) The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

e) The undersigned hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Kirkland, state of Washington, on May 12, 2009.

CLEARWIRE CORPORATION

/s/  David J. Sach

David J. Sach
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* William T. Morrow	Chief Executive Officer (Principal Executive Officer)	May 12, 2009

/s/ David J. Sach David J. Sach	Chief Financial Officer (Principal Financial Officer)	May 12, 2009

* Robert M. DeLucia	Chief Accounting Officer (Principal Accounting Officer)	May 12, 2009

* Craig O. McCaw	Director	May 12, 2009

* Daniel R. Hesse	Director	May 12, 2009

* Keith O. Cowan	Director	May 12, 2009

* John W. Stanton	Director	May 12, 2009

* Dennis S. Hersch	Director	May 12, 2009

* Peter L.S. Currie	Director	May 12, 2009

* Jose A. Collazo	Director	May 12, 2009

* Frank Ianna	Director	May 12, 2009

S-1

Signature	Title	Date

* Sean Maloney	Director	May 12, 2009

* Steve Elfman	Director	May 12, 2009

* Theodore H. Schell	Director	May 12, 2009

* Brian P. McAndrews	Director	May 12, 2009

* By:	/s/ David J. Sach
David J. Sach
as attorney-in-fact

S-2

EXHIBIT INDEX

2.1		Transaction Agreement and Plan of Merger dated May 7, 2008, among Clearwire Corporation, Sprint Nextel Corporation, Comcast Corporation, Time Warner Cable Inc., Bright House Networks, LLC, Google Inc. and Intel Corporation (Incorporated herein by reference to Exhibit 2.1 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
2.2		Amendment No. 1 to the Transaction Agreement and Plan of Merger, dated November 21, 2008, as amended, among Clearwire Corporation, Sprint Nextel Corporation, Intel Corporation, Google Inc., Comcast Corporation, Time Warner Cable Inc. and Bright House Networks, LLC (Incorporated herein by reference to Exhibit 2.1 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
3.1		Restated Certificate of Incorporation of Clearwire Corporation (Incorporated herein by reference to Exhibit 3.1 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
3.2		Bylaws of Clearwire Corporation, effective as of November 28, 2008 (Incorporated herein by reference to Exhibit 3.2 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
4.1		Equityholders’ Agreement, dated November 28, 2008, among Clearwire Corporation, Sprint HoldCo, LLC, Eagle River Holdings, LLC, Intel Capital Wireless Investment Corporation 2009A, Intel Capital Wireless Investment Corporation 2008B, Intel Capital Wireless Investment Corporation 2008C, Intel Capital Corporation, Intel Capital (Cayman) Corporation, Middlefield Ventures, Inc., Comcast Wireless Investment I, Inc., Comcast Wireless Investment II, Inc., Comcast Wireless Investment III, Inc., Comcast Wireless Investment IV, Inc., Comcast Wireless Investment V, Inc., Google Inc., TWC Wireless Holdings I LLC, TWC Wireless Holdings II LLC, TWC Wireless Holdings III LLC, BHN Spectrum Investments, LLC (Incorporated herein by reference to Exhibit 4.1 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
4.2		Stock certificate for Clearwire Corporation Class A Common Stock (Incorporated herein by reference to Exhibit 4.2 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
4.3		Registration Rights Agreement dated August 5, 2005, among Clearwire Corporation and certain buyers of the Senior Secured Notes (Incorporated herein by reference to Exhibit 4.5 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
4.4		Form of Warrant (Incorporated herein by reference to Exhibit 4.4 to Clearwire Corporation’s Registration Statement on Form S-1 originally filed March 27, 2009).
4.5		Registration Rights Agreement, dated November 28, 2008, among Clearwire Corporation, Sprint Nextel Corporation, Eagle River Holdings, LLC, Intel Corporation, Comcast Corporation, Google Inc., Time Warner Cable Inc. and BHN Spectrum Investments LLC (Incorporated herein by reference to Exhibit 4.2 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
5.1		Legal Opinion of Kirkland & Ellis LLP (Incorporated herein by reference to Exhibit 5.1 to Clearwire Corporation’s Registration Statement on Form S-1 originally filed March 27, 2009).
9.1		Voting Agreement dated May 7, 2008, among Sprint Nextel Corporation, Comcast Corporation, Time Warner Cable Inc., Bright House Networks, LLC, Google Inc., Intel Corporation and Eagle River Holdings, LLC (Incorporated herein by reference to Exhibit 9.1 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
9.2		Voting Agreement dated May 7, 2008, among Sprint Nextel Corporation, Comcast Corporation, Time Warner Cable Inc., Bright House Networks, LLC, Google Inc., Intel Corporation, Intel Capital Corporation and Intel Capital (Cayman) Corporation (Incorporated herein by reference to Exhibit 9.2 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10	.1*	Indemnification Agreement dated November 13, 2003, among Flux Fixed Wireless, LLC and Flux United States Corporation (Incorporated herein by reference to Exhibit 10.2 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.2		Form of Indemnification Agreement (Incorporated herein by reference to Exhibit 10.3 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.3		Letter Agreement dated April 26, 2004, between Clearwire Corporation and Nicoles Kauser (Incorporated herein by reference to Exhibit 10.5 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).

10.4	Letter Agreement dated April 27, 2004, between Clearwire Corporation and R. Gerard Salemme (Incorporated herein by reference to Exhibit 10.6 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.5	Employment Agreement dated June 28, 2004, between Clearwire Corporation and Perry Satterlee (Incorporated herein by reference to Exhibit 10.7 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.6	Letter Agreement dated March 2, 2005, between Clearwire Corporation and John Butler (Incorporated herein by reference to Exhibit 10.8 to Clearwire Corporation’s Registration Statement on Form S-1 filed December 19, 2006).
10.7	Clearwire Corporation 2003 Stock Option Plan, as amended November 26, 2008 (Incorporated herein by reference to Exhibit 4.1 to Clearwire Corporation’s Registration Statement on Form S-8 filed December 2, 2008).
10.8	Amended and Restated Limited Liability Company Agreement dated July 12, 2006, between Clearwire US LLC and Shichinin LLC (Incorporated herein by reference to Exhibit 10.48 of Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 8, 2007).
10.9	Clearwire Corporation 2007 Annual Performance Bonus Plan (Incorporated herein by reference to Exhibit 10.54 of Amendment No. 2 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 30, 2007).
10.10	Wireless Broadband System Services Agreement dated August 29, 2006, between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.55 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.11	Wireless Broadband System Infrastructure Agreement dated August 29, 2006, between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.56 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.12	Wireless Broadband CPE Supply Agreement dated August 29, 2006, between Motorola and Clearwire US LLC (Incorporated herein by reference to Exhibit 10.57 of Amendment No. 5 to Clearwire Corporation’s Registration Statement on Form S-1 filed March 7, 2007).
10.13	Clearwire Corporation 2007 Stock Compensation Plan (Incorporated herein by reference to Exhibit 10.70 of Amendment No. 2 to Clearwire Corporation’s Registration Statement on Form S-1 filed January 30, 2007).
10.14	Stock and Asset Purchase Agreement by and among BellSouth Corporation, Clearwire Spectrum Holdings II LLC, Clearwire Corporation and AT&T Inc. dated as of February 15, 2007 Plan (Incorporated herein by reference to Exhibit 10.71 of Amendment No. 4 to Clearwire Corporation’s Registration Statement on Form S-1 filed February 20, 2007).
10.15	Credit Agreement dated as of July 3, 2007, among Clearwire Corporation, the several lenders from time to time parties thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets, Inc., as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Syndication Agent and Morgan Stanley Senior Funding, Inc., as Administrative Agent (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed July 5, 2007).
10.16	Incremental Facility Amendment dated November 2, 2007, among Clearwire Corporation, Morgan Stanley Senior Funding, Inc., as administrative agent, Wachovia Bank N.A., as a Tranche C Term Lender, and Morgan Stanley Senior Funding, Inc. and Wachovia Capital Markets, LLC, as lead arrangers (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed November 2, 2007).
10.17	Sprint Incremental Term Loan Amendment dated December 1, 2008, by and among Clearwire Legacy LLC (formerly known as Clearwire Sub LLC), Clearwire XOHM LLC (formerly known as Sprint Sub, LLC), Clearwire Communications LLC, Morgan Stanley Senior Funding, Inc., as administrative agent and Sprint Nextel Corporation (Incorporated herein by reference to Exhibit 10.2 to Clearwire Corporation’s Form 8-K filed December 1, 2008).

10.18		Amended and Restated Credit Agreement dated November 21, 2008, by and among Clearwire Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. as co-documentation agents, JP Morgan Chase Bank, N.A. as syndication agent, Morgan Stanley & Co., Inc. as collateral agent, Morgan Stanley Senior Funding, Inc. as administrative agent and the other lenders party thereto (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed November 24, 2008).
10.19		Form of Stock Option Agreement (Incorporated herein by reference to Exhibit 10.19 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10.20		Form of Restricted Stock Unit Award Agreement (Incorporated herein by reference to Exhibit 10.20 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10.21		Clearwire Corporation Change in Control Severance Plan, as amended (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 10-Q filed May 12, 2008 and Exhibit 10.1 to Clearwire Corporation’s Form 10-Q filed August 8, 2008).
10.22		Amended and Restated Operating Agreement of Clearwire Communications LLC dated November 28, 2008 (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed December 1, 2008).
10.23		Subscription Agreement dated May 7, 2008, between CW Investment Holdings, LLC and Clearwire Corporation (Incorporated herein by reference to Exhibit 10.56 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10	.24**	Intellectual Property Agreement dated November 28, 2008, between Sprint Nextel Corporation and Clearwire Communications LLC (Incorporated herein by reference to Exhibit 10.24 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.25**	MVNO Support Agreement dated May 7, 2008, among Sprint Spectrum L.P. d/b/a Sprint, Comcast MVNO II, LLC, TWC Wireless, LLC and BHN Spectrum Investments, LLC (Incorporated herein by reference to Exhibit 10.58 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10	.26**	4G MVNO Agreement dated November 28, 2008, among Clearwire Communications LLC, Comcast MVNO II, LLC, TWC Wireless, LLC, BHN Spectrum Investments, LLC and Sprint Spectrum L.P. d/b/a Sprint (Incorporated herein by reference to Exhibit 10.26 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.27**	Market Development Agreement dated November 28, 2008, between Clearwire Communications LLC and Intel Corporation (Incorporated herein by reference to Exhibit 10.27 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.28**	Google Products and Services Agreement dated November 28, 2008, between Google Inc. and Clearwire Communications LLC (Incorporated herein by reference to Exhibit 10.28 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.29**	Spectrum Agreement dated November 28, 2008, between Google Inc. and Clearwire Communications LLC (Incorporated herein by reference to Exhibit 10.29 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.30**	Master Site Agreement dated November 28, 2008, between Clearwire Communications LLC and Sprint Spectrum LP (Incorporated herein by reference to Exhibit 10.30 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.31**	Master Agreement for Network Services dated November 28, 2008, between Clearwire Communications LLC and Sprint Solutions, Inc. (Incorporated herein by reference to Exhibit 10.31 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.32**	Authorized Sales Representative Agreement dated November 28, 2008, between Clearwire Communications LLC and Sprint Solutions, Inc. (Incorporated herein by reference to Exhibit 10.32 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.33**	National Retailer Agreement dated November 28, 2008, between Sprint Solutions, Inc. and Clearwire Communications LLC (Incorporated herein by reference to Exhibit 10.33 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.34**	IT Master Services Agreement dated November 28, 2008, between Clearwire Communications LLC and Sprint Solutions, Inc. (Incorporated herein by reference to Exhibit 10.34 to Clearwire Corporation’s Form 10-K filed March 26, 2009).

10.35		Form of Clearwire Employee Confidentiality and Intellectual Property Agreement (Incorporated herein by reference to Exhibit 10.69 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10.36		Clearwire Corporation 2008 Stock Compensation Plan (Incorporated herein by reference to Exhibit 10.68 to Clearwire Corporation’s Registration Statement on Form S-4 originally filed August 22, 2008).
10.37		Clearwire Corporation 2007 Stock Compensation Plan, as amended November 26, 2008 (Incorporated herein by reference to Exhibit 4.2 to Clearwire Corporation’s Registration Statement on Form S-8 filed December 2, 2008).
10.38		Form of Indemnification Agreement (Incorporated herein by reference to Exhibit 10.1 to Clearwire Corporation’s Form 8-K filed December 8, 2008).
10.39		Offer Letter Agreement dated January 21, 2009 between Clearwire Corporation and David J. Sach (Incorporated herein by reference to Exhibit 10.39 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10.40		Offer Letter Agreement dated March 9, 2009 between Clearwire Corporation and Benjamin G. Wolff (Incorporated herein by reference to Exhibit 10.40 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10.41		Offer Letter Agreement dated March 9, 209 between Clearwire Corporation and William T. Morrow (Incorporated herein by reference to Exhibit 10.41 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
10	.42†***	Customer Care and Billing Services Agreement dated March 31, 2009, between Clearwire US LLC and Amdocs Software Systems Limited.
21.1		List of subsidiaries (Incorporated herein by reference to Exhibit 21.1 to Clearwire Corporation’s Form 10-K filed March 26, 2009).
23.1		Consent of Deloitte & Touche LLP (Incorporated herein by reference to Exhibit 23.1 to Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed May 1, 2009).
23.2		Consent of KPMG LLP (Incorporated herein by reference to Exhibit 23.2 to Amendment No. 1 to Clearwire Corporation’s Registration Statement on Form S-1 filed May 1, 2009).
23.3		Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1) (Incorporated herein by reference to Exhibit 23.3 to Clearwire Corporation’s Registration Statement on Form S-1 originally filed March 27, 2009).
99.1		Power of Attorney (Incorporated herein by reference to Exhibit 99.1 to Clearwire Corporation’s Registration Statement on Form S-1 originally filed March 27, 2009).
99.2		2007 Clearwire Corporation financial statements and footnotes (Incorporated herein by reference to Exhibit 99.1 to Clearwire Corporation’s Form 10-K filed March 26, 2009).

†	Filed herewith.

*	Flux United States Corporation changed its name to Clearwire Corporation effective February 24, 2004, and as a result all references to Flux United States Corporation in this index are now to Clearwire Corporation.

**	The Securities and Exchange Commission has granted confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been granted has been filed separately with the Securities and Exchange Commission.

***	Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission.